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                                                                    EXHIBIT 10.1


                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") dated as of June 19, 1998 is by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Borrower" or "Baldwin"), THE FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent"), THE FIFTH THIRD BANK ("Fifth Third"), as a Lender, and NBD BANK, N.A., a national banking association, ("NBD") as a Lender, (Fifth Third and NBD are hereinafter collectively the "Lenders" and each individually a "Lender").


                              PRELIMINARY STATEMENT

         WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of October 16, 1997, as amended by a First Amendment dated as of October 16, 1997 and a Second Amendment dated as of April 27, 1998 (the "Credit Agreement"); and

         WHEREAS, Borrower have requested Agent and Lenders to make additional credit in the amount of $4,000,000 available to Borrower and to make various other revisions to the Credit Agreement as set forth herein; and

         WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Third Amendment.

         2. Exhibits. Exhibit D to the Credit Agreement Form of Revolving Promissory Note, is hereby amended in its entirety by Exhibit D to this Third Amendment.

         3. Total Credit Facility. Section 3.1 of the Credit Agreement is hereby amended to in its entirety to read as follows:

                  "Section 3.1. Total Credit Facility. In consideration of Baldwin's payment and performance of its Obligations and subject to the terms and conditions contained in this Credit Agreement, the Lenders agree to provide, and Baldwin agrees to accept, until January 31, 1999, an aggregate credit facility of up to Forty-Four Million and



THIRD AMENDMENT TO CREDIT AGREEMENT - Baldwin Piano & Organ Company

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         00/100 Dollars ($44,000,000.00), and thereafter an aggregate credit facility of up to Forty Million and 00/100 Dollars ($40,000,000.00) (the "Total Credit"), subject to the terms and conditions hereof (the "Credit Facility"). No Loans need be made by the Lenders if Baldwin is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services."

         4. Fees. Section 3.5(b)(iii) of the Credit Agreement is hereby amended to in its entirety to read as follows:

                           "(iii) an annual facility fee of Fifty-Five Thousand
                  and 00/100 Dollars ($55,000.00) to be paid at the end of the first Loan Year; and"

         5. Financial Covenants. (a) Section 10.3(a)(iii) of the Credit Agreement is hereby amended to in its entirety to read as follows:

                           "(iii) a ratio of Current Tangible Assets to current
                  liabilities of not less than One and Three Tenths to One (1.3 to 1), provided however for the calculation of current liabilities for this Section 10.3(a)(iii) only, current liabilities shall be exclusive of up to $4,000,000 of Baldwin's Indebtedness to the Lenders in excess of $40,000,000 under the Loans;"

         6. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 9, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Section 10.1, the negative covenants set forth in Section 10.2 and the financial covenants set forth in Section 10.3 thereof, as if fully set forth herein, except to the extent modified by this Third Amendment.

         7. Conditions Precedent to Closing of Third Amendment. On or prior to the closing of the Third Amendment (hereinafter the "Third Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

                  (a) Proof of Corporate Authority. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Third Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this Third Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Third Amendment, and (ii) its performance of all of its obligations under each of such documents.


THIRD AMENDMENT TO CREDIT AGREEMENT - Baldwin Piano & Organ Company

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                  (b) Documents. Each of the documents to be executed and
         delivered at the Third Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Third Amendment Closing Date.

                  (c) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

                  (d) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Third Amendment Closing Date, and no condition shall exist on the Third Amendment Closing Date, which constitutes a Default or an Event of Default.

                  (e) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Third Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Agent.

                  (f) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

         8. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Third Amendment and the handling of any other matters incidental hereto.

                  (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Third Amendment, the latter shall govern.

                  (c) This Third Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.



THIRD AMENDMENT TO CREDIT AGREEMENT - Baldwin Piano & Organ Company


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                  (d)      This Third Amendment shall be binding upon and shall
inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (e) This Third Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Third Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


                                         BALDWIN PIANO & ORGAN COMPANY,
                                         Borrower


                                         By: /s/ PERRY H. SCHWARTZ
                                            -----------------------------------
                                         Name:  Perry H. Schwartz
                                         Title: Executive Vice President



                                         THE FIFTH THIRD BANK, Agent


                                         By: /s/ ROBERT C. RIES
                                            -----------------------------------
                                         Name:  Robert C. Ries
                                         Title: Vice President



                                         THE FIFTH THIRD BANK, Lender


                                         By: /s/ ROBERT C. RIES
                                            -----------------------------------
                                         Name:  Robert C. Ries
                                         Title: Vice President



                                         NBD BANK, N. A., Lender


                                         By: /s/ EDWARD C. HATHAWAY
                                            -----------------------------------
                                         Name:  Edward C. Hathaway
                                         Title: First Vice President


THIRD AMENDMENT TO CREDIT AGREEMENT - Baldwin Piano & Organ Company


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                                                                       EXHIBIT D

FORM OF SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE(1)



[$22,000,000.00]                                               Cincinnati, Ohio
                                                               [June, ___, 1998]

         THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE ("Note") is made and entered into as of the date hereof by BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (the "Borrower") to the order of [THE FIFTH THIRD BANK/NBD BANK, N.A.] (hereinafter, together with its permitted successors and assigns, called "Bank").

         This Note has been executed and delivered pursuant to a certain Credit Agreement dated as of October 16, 1997, as amended by First Amendment to Credit Agreement dated October 16, 1997 and Second Amendment to Credit Agreement dated as of April, 27, 1998, and a Third Amendment dated as of June 19, 1998 by and among Borrower, The Fifth Third Bank, an Ohio banking corporation, as "Agent", and the Banks listed therein (collectively, and as the same may be further amended, modified or restated, the "Credit Agreement"), and is subject to the terms and conditions of the Credit Agreement, including without limitation, acceleration upon the terms provided therein. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise.

         Borrower, for value received, promises to pay to the order of Bank, at Agent's Head Office, for the account of Bank in accordance with the Credit Agreement, the principal sum of TWENTY-TWO MILLION AND 00/100 DOLLARS ($22,000,000.00) until January 31, 1999, and thereafter TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) (the "Credit Commitment") or so much thereof as is loaned by Bank pursuant to the provisions hereof and the terms and provisions of the Credit Agreement, together with interest on the unpaid principal amount as defined, determined and adjusted pursuant to the Credit Agreement ("Interest Rate"). Interest shall be due and payable monthly in arrears on the first day of each month. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days. Principal and all remaining accrued interest shall be due and payable on or before October 1, 2000, or as otherwise provided in the Credit Agreement.


--------------------

         1       This Second Amended and Restated Revolving Promissory Note is
issued upon surrender of and in exchange for an Amended and Restated Revolving Promissory Note dated April 27, 1998, in the original principal amount of $21,900,000.00 having a maturity date of October 1, 2002. The issuance of this Second Amended and Restated Revolving Promissory Note is to reflect the various amendments that have been made to the terms of the Credit Agreement, including but not limited to Lender replacing the Amended and Restated Revolving Promissory Note, and Lender extending to Borrowers, as hereinafter defined, additional funds under the Revolving Promissory Loan. This Second Amended and Restated Revolving Promissory Note shall not be construed as a novation or be construed in any manner as an extinguishment of the obligations arising under the Amended and Restated Revolving Promissory Note, or to affect the priority of the security interest granted in connection with any promissory notes executed pursuant to the Credit Agreement as defined herein.


SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE


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         This Note is subject to mandatory prepayment upon the terms and conditions set forth in the Credit Agreement. This Note may be prepaid in whole or in part as set forth in the Credit Agreement.

         If this Note is accelerated pursuant to the Credit Agreement or if a Default or an Event of Default with respect to any monetary payment under the Credit Agreement shall have occurred and during the period in which such Default or Event of Default is continuing, the outstanding principal and all accrued interest as well as any other Obligations due Bank or Agent under any Loan Document shall bear interest at three percent (3%) above the Interest Rate.

         Subject to the terms and conditions of the Credit Agreement and until the earlier of October 1, 2000 or the earlier termination of the Credit Agreement in accordance with its terms, Borrower may borrow, repay and reborrow from Bank and Bank hereby agrees to lend and relend to Borrower such amounts not to exceed Bank's Participation Percentage of the Total Credit as the Borrower may from time to time request.

         The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest, notice of presentment and notice of nonpayment and any other notice required to be given by law, except as otherwise specifically provided in the Credit Agreement, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Agent or Bank or any indulgence shown by Agent or Bank, from time to time and in one or more instances, (without notice to or further assent from Borrower) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Agent or Bank shall in any way affect or impair the obligations of Borrower or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any indorsement or guaranty of this Note. Subject to the terms of the Credit Agreement, Borrower further agrees to reimburse Agent and Bank for all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

         Anything herein to the contrary notwithstanding the obligations of Borrower under this Note, the Credit Agreement or any other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by any Bank would be contrary to the provisions of law applicable to such Bank limiting the maximum rate of interest that may be charged or collected by the Bank. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note, and then to the extent that any excess remains, all such excess shall be

SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE


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automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by Bank to Borrower, it being the intent of the parties hereto that under no circumstances shall Borrower be required to pay any interest in excess of the highest rate permissible under applicable law.

         The provisions of this note shall be governed by and interpreted in accordance with the laws of Ohio.

         The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

         IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note as of the day and year set forth above.

                                              BALDWIN PIANO & ORGAN
                                              COMPANY,
                                              a Delaware corporation


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------



SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE